Goodwill	12 Months Ended
Jun. 30, 2026
Schedule Of Changes In Goodwill
Goodwill

25. Goodwill

Goodwill arose on the acquisitions completed on 12 February 2026 described at Note 37. It is provisional and includes the value of any intangible assets to be identified on completion of the purchase price allocations, is carried in the functional currency of the business acquired and is retranslated at the closing rate.

	2026 USD	2025 USD
Balance at 1 July	–	–
Acquired through business combinations	237,624,573	–
Impairment losses	–	–
Net exchange differences	(8,633,993)	–
Balance at 30 June	228,990,580	–

Allocation of goodwill to cash-generating units

Goodwill is allocated to the cash-generating units expected to benefit from the synergies of the combinations, which correspond to the operating segments at Note 6.

	2026 USD		2025 USD
VIS group		51,843,343		–
Vega		82,609,428		–
Connect Simple		94,537,809		–
	228,990,580		–